Exhibit 1



October 1, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Ladies and Gentlemen:

We have read Item 4 of Gartner Group, Inc.'s Form 8-K dated October 1, 1996 and are in agreement with the statements contained in paragraph 4(a) therein.


Yours very truly,

/s/  Price Waterhouse LLP